SMARTRing SM SERVICE

                             TRANSPORT PAYMENT PLAN

The undersigned customer (hereinafter "customer") requests BELLSOUTH (hereinafter "Telephone Company") to provide SMARTRingSM Service as described below.

1. SMARTRing Service is provided pursuant to and in accordance with the BellSouth Companies Tariff F.C.C. NO. 1, including the Transport Payment Plan
(TPP) as it applies to SMARTRing Service.

2. The SMARTRing Service provided to the customer shall consist of the locations and configuration described in Exhibit 1 and all rate elements which are consequently added to such configuration.

3. The service capacity desired is (check one):

                  - OC1 capacity___         - OC3 capacity___

                  - OC3+ capacity_X__       - OC12 capacity___

                  - OC48 capacity___

                  - OC48+ capacity___

4. The TPP payment plan and service period for this service is:

                  - Payment plan A for ____ months

                  - Payment plan B for ____ months

                  - Payment plan C for _61__months

5. The earliest date on which this service can reasonably be made available to the customer is _________________(to be completed by the Telephone Company). There is no standard service interval for this service.


6. The service date requested by the customer is June 1st 1998.

7. The service period shall commence on the actual service date, i.e. the date the service is actually made available to the customer.

8. The Application Date is the date the Telephone Company receives a signed original of this Agreement and all correct information needed to start the ordering process, which shall evidence the customer's firm commitment for the service.

9. Rates and charges applicable to this Agreement are those in effect in accordance with the tariff on the:

         (check one)


         ____Application Date (if the service date requested by the customer is earlier than or the same as the date in paragraph 5 above).

         ____Actual service date (if the service date requested by the customer is later than the date in paragraph 5 above).

10. The foregoing service is provided in accordance with the Telephone Company's lawfully filed tariffs, including any changes therein as may be made from time to time, except that the applicable rates and charges for the service described herein shall not be subject to any Telephone Company-initiated rate changes.


         BY: /s/ illegible_____________________ TITLE: PRESIDENT & CEO__________

         SUBSCRIBER: P.A.C.T. COMMUNICATION GROUP, INC._________________________

         ADDRESS: 2740 E Oakland Park Blvd______________________________________
                  Suite 286/8
                  Ft. Lauderdale, FL     33306
         BELLSOUTH

         BY: __________________________________

         TITLE: __Assistant Vice President - Sales

         ACCEPTED: _______________________________

                               SMARTRing SM SERVICE

                             TRANSPORT PAYMENT PLAN

The undersigned customer P.A.C.T. and Associates, Inc. (hereinafter "customer") requests BELLSOUTH (hereinafter "Telephone Company") to provide
SMARTRing SM Service as described below.

1. SMARTRing Service is provided pursuant to and in accordance with the BellSouth Companies Tariff F.C.C. NO 1, including the Transport Payment Plan
(TPP) as it applies to SMARTRing Service.

2. The SMARTRing Service provided to the customer shall consist of the locations and configuration described in Exhibit 1 and all rate elements which are consequently added to such configuration.

3. The service capacity desired is (check one):

                           - OC1 capacity ____          - OC3 capacity _X_
                                                                        -

                           - OC3+capacity ____          - OC12 capacity ____

                           - OC48 capacity ____

                           - OC48+ capacity____

4. The TPP payment plan and service period for this service is:

                           - Payment plan A for ____ months

                           - Payment plan B for ____ months

                           - Payment plan C for ____ months

5. The earliest date on which this service can reasonably be made available to the customer is 90 days from receipt of signed contract. There is no standard service interval for this service.

6. The service date requested by the customer is ______________.

7. The service period shall commence on the actual service date, i.e. the date the service is actually made available to the customer.

8. The Application Date is the date the Telephone Company receives a signed original of this Agreement and all correct information needed to start the ordering process, which shall evidence the customer's firm commitment for the service.

9. Rates and charges applicable to this Agreement are those in effect in accordance with the tariff on the:

                  (check one)


                  __X__ Application Date (if the service date requested by the customer is earlier than or the same as the date in paragraph 5 above).

                  _____ Actual service date (if the service date requested by the customer is later than the date in paragraph 5 above).

10. The foregoing service is provided in accordance with the Telephone Company's lawfully filed tariffs, including any changes therein as may be made from time to time, except that the applicable rates and charges for the service described herein shall not be subject to any Telephone Company-initiated rate changes.



                  BY: /s/ illegible______________ TITLE: PRESIDENT______________

                  SUBSCRIBER: P.A.C.T. and Associates, Inc._____________________

                  ADDRESS: 2740 East Oakland Park Boulevard, Suite 206 & 08,
                           Ft. Lauderdale, FL____


                  BELLSOUTH

                  BY: /s/ illegible_____________________


                  TITLE: ____AVP________________________


                  ACCEPTED: 2/26/98____________________

                              P.A.C.T. & Associates

                                 OC-3 SMARTRing



                              P.A.C.T. & Associates
                                                                   Plantation
                                                                 Central Office
                                SMARTRing Service

                   If system does not automatically self-heal around the point of failure within one (1)
                    second, your account will be credited all monthly charges for the service provided.

            Coral Ridge
          Central Office


                                                            Cypress
                                                         Central Office



                                                        Customer Node

                                                        Central Office Node

                                                        Pass Thru Central Office

                         CONTRACT SERVICE ARRANGEMENT
                                  AGREEMENT             Case Number SE98-0365-01


This Contract Service Arrangement Agreement ("Agreement") is by and between BellSouth Telecommunications, Inc., a Georgia corporation, d/b/a Bell South, ("Company") and Pact and Associates ("Customer or Subscriber"), and is entered into pursuant to Tariff Section A5 of the General Subscriber Services Tariff. This agreement is based upon the following terms and conditions as well as any Attachment(s) affixed and the appropriate lawfully filed and approved tariffs which are by this reference incorporated herein.

         1. Subscriber requests and Company agrees, subject to the terms and conditions herein, to provide the service described in the Attachment(s) at the monthly and nonrecurring rates, charges, and conditions as described in the Attachment(s) ("Service"). The rates, charges, and conditions described in the Attachment(s) are binding upon Company and Subscriber for the duration of this Agreement. For the purposes of the effectiveness of the terms and conditions contained herein, this Agreement shall become effective upon execution by both parties. For purposes of the determination of any service period stated herein, said service period shall commence the date upon which installation of the service is completed.

         2. Subscriber agrees to subscribe to and Company agrees to provide any additional tariffed services required for the installation of the Service. Subscriber agrees to be responsible for all rates, charges, and conditions for such tariffed services.

         3. This agreement is subject to and controlled by the provisions of Company's or any of its affiliated companies' lawfully filed and approved tariffs, including but not limited to Section A2 of the General Subscriber Services Tariff and No. 2 of the Federal Communications Commission Tariff and shall include all changes to said tariffs as may be made from time to time. All appropriate tariff rates and charges shall be included in the provision of this service. The tariff shall supersede any conflicting provisions of this Agreement, with the exception of the rates and charges herein, in the event any part of this Agreement conflicts with terms and conditions of Company's or any of its affiliated companies' lawfully filed and approved tariffs.

         4. This Agreement may be subject to the appropriate regulatory approval prior to commencement of installation. Should such regulatory approval be denied, after a proper request by Company, this Agreement shall be null, void, and of no effect.

         5. If Subscriber cancels this Agreement prior to the completed installation of the Service, but after the execution of this Agreement by Subscriber and Company, Subscriber shall pay all reasonable costs incurred in the implementation of this Agreement prior to receipt of written notice of cancellation by Company. Notwithstanding the foregoing, such reasonable costs shall not exceed all costs which would apply if the work in the implementation of this Agreement had been completed by Company.

         6. The rates, charges, and conditions described in the Attachment(s) may be based upon information supplied to Company by the Subscriber, including but not limited to forecasts of growth. If so, Subscriber agrees to be bound by the information provided to Company. Should Subscriber fail to meet its forecasted level of service requirements at any time during the term of this Agreement, Subscriber shall pay all reasonable costs associated with its failure to meet its projected service requirements.

         7. (a) If Subscriber cancels this Agreement at any time prior to the expiration of the service period set forth in this Agreement, Subscriber shall be responsible for all termination charges. Unless otherwise specified by tariff, termination charges are defined as all reasonable charges due or remaining as a result of the minimum service period agreed to by Company and Subscriber and set forth in the Attachment(s).

                          CONTRACT SERVICE ARRANGEMENT
                                    AGREEMENT          Case Number SE98-0365-01


         7. (b) Subscriber further acknowledges that it has options for its telecommunication services from providers other than BellSouth and that it has chosen BellSouth to provide the services in this Agreement. Accordingly, Subscriber agrees that in the event it transfers its services to an alternative local service provider, such transfer shall be deemed a termination of this Agreement and BellSouth shall bill Subscriber all appropriate termination charges applicable to a termination of the Agreement.

         8. This Agreement shall be construed in accordance with the laws of the State of Florida.

         9. Except as otherwise provided in this Agreement, notices required to be given pursuant to this Agreement shall be effective when received, and shall be sufficient if given in writing, hand delivered, or United States mail, postage prepaid, addressed to the appropriate party at the address set forth below. Either party hereto may change the name and address to whom all notices or other documents required under this Agreement must be sent at any time by giving written notice to the other party.


         Company
         -------------
         BellSouth Telecommunications, Inc.
         Assistant Vice President
         1800 CENTURY BLVD., SUITE 400
         ATLANTA, GA 30345

         Subscriber
         ---------------
         Pact and Associates,  Inc.
         2740 East Oakland Park Blvd,  Suite 206 & 208
         Ft. Lauderdale, FL  33306

         10. Subscriber may not assign its rights or obligations under this Agreement without the express written consent of Company and only pursuant to the conditions contained in the appropriate tariff.

         11. In the event that one or more of the provisions contained in this Agreement or incorporated within by reference shall be invalid, illegal, or unenforceable in any respect under any applicable statute, regulatory requirement or rule of law, then such provisions shall be considered inoperative to the extent of such invalidity, illegality, or unenforceability and the remainder of this Agreement shall continue in full force and effect.

                          CONTRACT SERVICE ARRANGEMENT
                                   AGREEMENT             Case Number SE980365-01
                                                                   Option 1 of 1

RATES AND CHARGES

         Rate Element                                        Non-Recurring            Monthly Rate           USOC
         ------------                                        -------------            ------------           ----
         1.  BellSouthR Primary Rate ISDN service                "Confidential Portion Deleted"              1LD1E
             Access Line, each

         2.  BellSouthR Primary Rate ISDN service,               "Confidential Portion Deleted"              1LN1B
             Interoffice Channel, each channel, per mile
             or fraction thereof

         3.  BellSouthR Primary Rate ISDN service                "Confidential Portion Deleted"              PR7BD

         4.  Contract Preparation Charge                         "Confidential Portion Deleted"              WGGVF

NOTES:

         All applicable rates and regulations for BellSouthR Primary Rate ISDN service as set forth in the General Subscriber Services Tariff are in addition to the rates and regulations contained in this Contract Service Arrangement.

         Apply five End User CommonLine Charges for each Primary Rate Interface.

         These rates and charges include the rate elements that have been specifically discounted. Other rate elements that are used in the provision of the service may not have been listed but can be found in the appropriate BellSouth tariff.

         (R) Registered Service Mark of BellSouth Corporation

                      END OF ARRANGEMENT AGREEMENT OPTION 1

                          CONTRACT SERVICE ARRANGEMENT
                                    AGREEMENT
                                   SALES NOTES          Case Number SE98-0365-01

--------------------------------------------------------------------------------

Option 1

Discounts are computed using: one PRI Access Line, one Interface, 23 B-Channels and five End User Common Line charges. Discounts provided by this Contract Service Arrangement supercede volume discounts provided from the GSST.

For PRI-Inward Data Option, the Class of Service is PR7ZX.

Unless otherwise indicated, the rates and charges herein are not valid for locations in Independent Company territory. This model is not valid for a BellSouth Company Enhanced Service Provider, such as BellSouth.net.

For sold cases, once the signed contract has been forwarded to the Headquarters Staff, the following intervals should be expected to gain regulatory approval to process this case:

   AL - 20 days for CSAs
   MS - 20 days for CSAs
   TN - 40 days for CSAs
   SC - 9 business days for CSAs and SSAs
States not identified above should gain regulatory approval in 1 business day.

                                    AGREEMENT



The undersigned Subscriber, P.A.C.T. & Associates, Inc. requests BellSouth Telecommunications, Inc. ("Company") provide BellsouthR Primary Rate ISDN "PRI" at the FTLDFLCYC central office and/or Subscriber's location(s) at 2740 East Oakland Park Boulevard, Suite 206 & 208, Ft. Lauderdale, Florida.

1. The Company will furnish, maintain and provide maintenance of channel services for PRI in accordance with the Company's lawfully filed tariffs. The tariffs provide the basis for this Agreement with the Subscriber. The Agreement period shall begin the day PRI service is installed.

2. The Subscriber agrees to pay Company for the provision of PRI ("Service"). The Service shall be offered for variable rate periods of 24 to 72 months. This monthly rate will continue for the elected service period and will not be subject to Company initiated change during such period.

3. Recognition of previous service will be given to the Subscriber who renews an existing contract arrangement, for the same or larger system(s) and all associated rate elements at the same location(s), provided that the length of the new contract arrangement is a minimum 24 month service period or equals/exceeds the remaining service period of the original contract arrangement, whichever is greater.

4. Recognition of previous service will be given to the month-to-month Subscriber with a service date of January 1, 1994 or later who converts to a contract arrangement, provided the minimum service period has been met. For the Subscriber whose service date is January 1, 1994 or earlier, recognition will be given for the previous service back to January 1, 1994. For the Subscriber whose service date is later than January 1, 1994, recognition for the previous service will be given back to the actual service date.

5. The service period for this Agreement shall be 60 months. This Agreement period includes 0 months for recognition of previous service. The rates and charges, per month, for items under this Agreement are:

--------------------------------------------------------------------------------
                                 QUANTITY        RECURRING     NON-RECURRING
--------------------------------------------------------------------------------
         PRI INTERFACE              8            "Confidential Portion Deleted"
--------------------------------------------------------------------------------
         PRI ACCESS LINE            8            "Confidential Portion Deleted"
--------------------------------------------------------------------------------
         INTEROFFICE
         CHANNEL
--------------------------------------------------------------------------------
         PRI B CHANNELS             190          "Confidential Portion Deleted"
--------------------------------------------------------------------------------
         TELEPHONE NUMBERS          1            "Confidential Portion Deleted"
--------------------------------------------------------------------------------
         ICE-MAX ONE CALL
         PER TELEPHONE
         NUMBER
--------------------------------------------------------------------------------
         ICE- MORE THAN ONE
         SIMULTANEOUS CALL
         PER TELEPHONE
         NUMBER
--------------------------------------------------------------------------------
         ICE- ADDITIONAL
         PATHS
--------------------------------------------------------------------------------
         Digital Data Only NEXT
         ROUTE INDEX-VOICE
--------------------------------------------------------------------------------
         Digital Data Only NEXT
         ROUTE INDEX-
         VOICE/DATA
--------------------------------------------------------------------------------

6. In the event that any item of Service is terminated prior to the expiration of the service period, the Subscriber shall pay a termination liability charge as specified in the tariff.

7. At the expiration of the service period, the Subscriber may continue the Service according to renewal options provided under the tariff. If the Subscriber does not elect an additional service period, or does not request discontinuance of service, then the above Service will be continued at the monthly rate currently in effect for month-to-month rates. Service periods may also be renewed prior to expiration in accordance with regulations and rates in effect.

8.       Suspension of service is not permitted for PRI service.

9. The Subscriber agrees to pay any added costs incurred by the Company due to a Subscriber initiated change in the location of the PRI service prior to the time it is placed in service.

10. Subject to the current provisions of applicable tariffs, the Subscriber may arrange to have existing Service under this Agreement moved within the same premises. Subscriber agrees to pay a non-recurring charge based upon the estimated cost of such arrangement without interruption or change in monthly rates.

11. Service may be transferred to another Subscriber at the same location upon prior written concurrence of the Company. The new Subscriber to whom the Service is transferred will be subject to all tariff provisions and equipment configurations currently in effect for the present Subscriber.

This Agreement is effective when executed by the Subscriber and accepted by the Company, and is subject to and controlled by the provisions of the Company's lawfully filed tariffs, including any changes therein as may be made from time to time.

ADDRESS: 2740 East Oakland Park Boulevard, Suite 206 & 208______________________ _________Ft. Lauderdale, Florida 33306_________________________________________

SUBSCRIBER:  _____P.A.C.T. & Associates, Inc.___________________________________

BY: /s/ illegible_____________________________  TITLE: _______PRES._____________

                  BELLSOUTH TELECOMMUNICATIONS, INC.

ACCEPTED: __________FEB. 26________________, 1998_______________________________

BY: /s/ illegible____________________________ TITLE: ___AVP_____________________

                                                                  Attachment 1
                             AGREEMENT FOR ALTERNATE
                           NETWORK SERVICE ARRANGEMENT

This Agreement is entered into between P.A.C.T. & Associates "Customer" and BellSouth "Company" for an ISDN Alternate Network Serving Arrangement (ANSA) for ISDN Individual Line service or Primary Rate ISDN Service. WHEREAS, Customer at 2740 E. Oakland Park Boulevard, Ft. Lauderdale, FL has requested an ISDN ANSA; WHEREAS, Company agrees to provide an ISDN ANSA pursuant to its lawfully filed tariffs. NOW, THEREFORE, in consideration of the foregoing the parties agree to the following:

A. Company agrees to provide ISDN serving arrangements for Customer if Customer's Local Serving Office is not equipped with ISDN capability.

B. Customer recognizes and agrees that BellSouth shall provide the Customer ISDN ANSA subject to the following conditions:

    1. In order to obtain ISDN, Company may be required to serve Customer from an office other than the customer's normal local service office.

    2. At the discretion of Company, Customer may be required to change its original telephone number.

    3. Upon the conversion of the Customer's original local service office to ISDN, Customer's ISDN service will be provided from its original local serving office.

    4. Upon the conversion of the customer's original local serving office to ISDN, Customer may be required at the discretion of the Company to change its telephone number to a number provided from the original local serving office.

    5. Customer further recognizes and agrees that in the event the customer receives ISDN service from its original local serving office, Customer is responsible from any CPE modifications that are required to provide the service in the new office.

C. 1. Customer further recognizes and agrees that applicable tariff rates shall apply to its service arrangement; however, Customer shall not incur any additional charge for Foreign Central Office (FCO) capability.

    2. Customer further recognizes and agrees that upon conversion of the local serving office to ISDN capability, if the customer does not desire to receive service from its original local serving office, applicable FCO charges will apply.

    3. Additional features requested by the Customer shall be provided at rates that are published in BellSouth tariffs or as stated in a Special Assembly Agreement.

    4. Usage sensitive billing, both originating and terminating, will be billed as if calls originate or terminate in the ISDN service node.

D.  Customer further agrees to the following terms and conditions:

    1. Customer will be responsible for all CPE related costs and associated with the ANSA agreement.

    2. Customer assumes the responsibility of ensuring the compatibility of Customer Premise Equipment (CPE) with the BellSouth ISDN interface.

    3. BellSouth's standard installation and repair interval will apply to serving arrangement.

E. Customer recognizes that the aforementioned services are provided pursuant to BellSouth's lawfully filed tariffs and if there is a conflict between this Agreement and BellSouth's lawfully filed tariffs, the tariffs have govern.

         P.A.C.T. & Associates               BellSouth Telecommunications, Inc.


         __Camilo Pereira_______________     Donna Edson__________________
         Print Name                          Print Name

         -------------------------------     -----------------------------
         Signature                                    Signature

         Title: ___PRES._______________      Title: Business Development Manager

         Date: ___02 - 25 - 98__________     Date: _______________________

                           FCC OC-3 SMARTRING PRICING
                                                                         2/19/98

    RING-LEVEL ITEMS

------------------------------------------------------------------------------------------------------------------------------------
       DESCRIPTION                                        QTY     USOC        NR     Mo. to Mo.    12-36        37-60        61-96
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------
Nodes
---------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OC-3 Customer Nodes (List Below):                          1      SHNC3                          "Confidential Portion Deleted"
------------------------------------------------------------------------------------------------------------------------------------
2740 E. Oakland Park Blvd.
---------------------------------
---------------------------------
---------------------------------
---------------------------------


------------------------------------------------------------------------------------------------------------------------------------
OC-3 Central Office Nodes (List Below):                    2      SHNH3                          "Confidential Portion Deleted"
------------------------------------------------------------------------------------------------------------------------------------
coral ridge
cypress
---------------------------------
---------------------------------
---------------------------------


---------------------------------
Mileage Related Charges
---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Local Channel - Per 1/4 Air Mile                           4      1HVXX                            "Confidential Portion Deleted"
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Alternate C.O. Channel - Per 1/4 Air Mile
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Interoffice Channel - Fixed                                2      1HXFX                            "Confidential Portion Deleted"
------------------------------------------------------------------------------------------------------------------------------------
Interoffice Channel - Per 1/4 Air Mile                    49      1HXFX                            "Confidential Portion Deleted"
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Intermodal Channel - Same Wire Center - Per 1/4 Mile
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Intermodal Channel - Contiguous SWC's - Per 1/4 Mile
------------------------------------------------------------------------------------------------------------------------------------


          CIRCUIT-LEVEL ITEMS

------------------------------------------------------------------------------------------------------------------------------------
       DESCRIPTION                                        QTY     USOC        NR     Mo. to Mo.    12-36        37-60       61-96
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------
Customer Channel Interfaces
---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Per DS-1                                                  16     SHNBB                           "Confidential Portion Deleted"
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Per DS-3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Per STS-1
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------
C.O. Channel Interfaces
---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Per DS-1                                                  15     SHNCB                          "Confidential Portion Deleted"
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Per DS-3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Per STS-1
------------------------------------------------------------------------------------------------------------------------------------


                                                                              ------------------------------------------------------
                                                                              NR     Mo. to Mo.    12-36        37-60       61-96
----------------------------------                                            ------------------------------------------------------
        GRAND TOTALS                                                                          "Confidential Portion Deleted"
----------------------------------                                            ------------------------------------------------------



                                      OC 3                                Page 1

BellSouth Corporation Confidential

                                    AGREEMENT



The undersigned Subscriber, P.A.C.T. & Associates, Inc. requests BellSouth Telecommunications, Inc. ("Company") provide BellsouthR Primary Rate ISDN "PRI" at the FTLDFLCYC central office and/or Subscriber's location(s) at 2740 East Oakland Park Boulevard, Suite 206 & 208, Ft. Lauderdale, Florida.

1. The Company will furnish, maintain and provide maintenance of channel services for PRI in accordance with the Company's lawfully filed tariffs. The tariffs provide the basis for this Agreement with the Subscriber. The Agreement period shall begin the day PRI service is installed.

2. The Subscriber agrees to pay Company for the provision of PRI ("Service"). The Service shall be offered for variable rate periods of 24 to 72 months. This monthly rate will continue for the elected service period and will not be subject to Company initiated change during such period.

3. Recognition of previous service will be given to the Subscriber who renews an existing contract arrangement, for the same or larger system(s) and all associated rate elements at the same location(s), provided that the length of the new contract arrangement is a minimum 24 month service period or equals/exceeds the remaining service period of the original contract arrangement, whichever is greater.

4. Recognition of previous service will be given to the month-to-month Subscriber with a service date of January 1, 1994 or later who converts to a contract arrangement, provided the minimum service period has been met. For the Subscriber whose service date is January 1, 1994 or earlier, recognition will be given for the previous service back to January 1, 1994. For the Subscriber whose service date is later than January 1, 1994, recognition for the previous service will be given back to the actual service date.

5. The service period for this Agreement shall be 60 months. This Agreement period includes 0 months for recognition of previous service. The rates and charges, per month, for items under this Agreement are:



--------------------------------------------------------------------------------
                                            QUANTITY RECURRING     NON-RECURRING
--------------------------------------------------------------------------------
         PRI INTERFACE              4            "Confidential Portion Deleted"
--------------------------------------------------------------------------------
         PRI ACCESS LINE            4            "Confidential Portion Deleted"
--------------------------------------------------------------------------------
         INTEROFFICE                4            "Confidential Portion Deleted"
         CHANNEL
--------------------------------------------------------------------------------
         PRI B CHANNELS             94           "Confidential Portion Deleted"
--------------------------------------------------------------------------------
         TELEPHONE NUMBERS          1            "Confidential Portion Deleted"
--------------------------------------------------------------------------------
         ICE-MAX ONE CALL
         PER TELEPHONE
         NUMBER
--------------------------------------------------------------------------------
         ICE- MORE THAN ONE
         SIMULTANEOUS CALL
         PER TELEPHONE
         NUMBER
--------------------------------------------------------------------------------
         ICE- ADDITIONAL
         PATHS
--------------------------------------------------------------------------------
         Digital Data Only NEXT
         ROUTE INDEX-VOICE
--------------------------------------------------------------------------------
         Digital Data Only NEXT
         ROUTE INDEX-
         VOICE/DATA
--------------------------------------------------------------------------------

6. In the event that any item of Service is terminated prior to the expiration of the service period, the Subscriber shall pay a termination liability charge as specified in the tariff.

7. At the expiration of the service period, the Subscriber may continue the Service according to renewal options provided under the tariff. If the Subscriber does not elect an additional service period, or does not request discontinuance of service, then the above Service will be continued at the monthly rate currently in effect for month-to-month rates. Service periods may also be renewed prior to expiration in accordance with regulations and rates in effect.

8.   Suspension of service is not permitted for PRI service.

9. The Subscriber agrees to pay any added costs incurred by the Company due to a Subscriber initiated change in the location of the PRI service prior to the time it is placed in service.

10. Subject to the current provisions of applicable tariffs, the Subscriber may arrange to have existing Service under this Agreement moved within the same premises. Subscriber agrees to pay a non-recurring charge based upon the estimated cost of such arrangement without interruption or change in monthly rates.

11. Service may be transferred to another Subscriber at the same location upon prior written concurrence of the Company. The new Subscriber to whom the Service is transferred will be subject to all tariff provisions and equipment configurations currently in effect for the present Subscriber.

This Agreement is effective when executed by the Subscriber and accepted by the Company, and is subject to and controlled by the provisions of the Company's lawfully filed tariffs, including any changes therein as may be made from time to time.

ADDRESS: 2740 East Oakland Park Boulevard, Suite 206 & 208______________________ _________Ft. Lauderdale, Florida 33306_________________________________________

SUBSCRIBER:  _____P.A.C.T. & Associates, Inc.___________________________________

BY: /s/ illegible_____________________________  TITLE: _______PRES._____________

                  BELLSOUTH TELECOMMUNICATIONS, INC.

ACCEPTED: __________FEB. 26________________, 1998_______________________________

BY: /s/ illegible____________________________ TITLE: ___AVP_____________________

                                    AGREEMENT



The undersigned Subscriber, P.A.C.T. & Associates, Inc. requests BellSouth Telecommunications, Inc. ("Company") provide BellsouthR Primary Rate ISDN "PRI" at the FTLDFLCYC central office and/or Subscriber's location(s) at 2740 East Oakland Park Boulevard, Suite 206 & 208, Ft. Lauderdale, Florida.

1. The Company will furnish, maintain and provide maintenance of channel services for PRI in accordance with the Company's lawfully filed tariffs. The tariffs provide the basis for this Agreement with the Subscriber. The Agreement period shall begin the day PRI service is installed.

2. The Subscriber agrees to pay Company for the provision of PRI ("Service"). The Service shall be offered for variable rate periods of 24 to 72 months. This monthly rate will continue for the elected service period and will not be subject to Company initiated change during such period.

3. Recognition of previous service will be given to the Subscriber who renews an existing contract arrangement, for the same or larger system(s) and all associated rate elements at the same location(s), provided that the length of the new contract arrangement is a minimum 24 month service period or equals/exceeds the remaining service period of the original contract arrangement, whichever is greater.

4. Recognition of previous service will be given to the month-to-month Subscriber with a service date of January 1, 1994 or later who converts to a contract arrangement, provided the minimum service period has been met. For the Subscriber whose service date is January 1, 1994 or earlier, recognition will be given for the previous service back to January 1, 1994. For the Subscriber whose service date is later than January 1, 1994, recognition for the previous service will be given back to the actual service date.

5. The service period for this Agreement shall be 60 months. This Agreement period includes 0 months for recognition of previous service. The rates and charges, per month, for items under this Agreement are:



--------------------------------------------------------------------------------
                                            QUANTITY RECURRING     NON-RECURRING
--------------------------------------------------------------------------------
         PRI INTERFACE              1             "Confidential Portion Deleted"
--------------------------------------------------------------------------------
         PRI ACCESS LINE            1             "Confidential Portion Deleted"
--------------------------------------------------------------------------------
         INTEROFFICE                1             "Confidential Portion Deleted"
         CHANNEL
--------------------------------------------------------------------------------
         PRI B CHANNELS             23            "Confidential Portion Deleted"
--------------------------------------------------------------------------------
         TELEPHONE NUMBERS          1             "Confidential Portion Deleted"
--------------------------------------------------------------------------------
         ICE-MAX ONE CALL
         PER TELEPHONE
         NUMBER
--------------------------------------------------------------------------------
         ICE- MORE THAN ONE
         SIMULTANEOUS CALL
         PER TELEPHONE
         NUMBER
--------------------------------------------------------------------------------
         ICE- ADDITIONAL
         PATHS
--------------------------------------------------------------------------------
         Digital Data Only NEXT
         ROUTE INDEX-VOICE
--------------------------------------------------------------------------------
         Digital Data Only NEXT
         ROUTE INDEX-
         VOICE/DATA
--------------------------------------------------------------------------------

6. In the event that any item of Service is terminated prior to the expiration of the service period, the Subscriber shall pay a termination liability charge as specified in the tariff.

7. At the expiration of the service period, the Subscriber may continue the Service according to renewal options provided under the tariff. If the Subscriber does not elect an additional service period, or does not request discontinuance of service, then the above Service will be continued at the monthly rate currently in effect for month-to-month rates. Service periods may also be renewed prior to expiration in accordance with regulations and rates in effect.

8.   Suspension of service is not permitted for PRI service.

9. The Subscriber agrees to pay any added costs incurred by the Company due to a Subscriber initiated change in the location of the PRI service prior to the time it is placed in service.

10. Subject to the current provisions of applicable tariffs, the Subscriber may arrange to have existing Service under this Agreement moved within the same premises. Subscriber agrees to pay a non-recurring charge based upon the estimated cost of such arrangement without interruption or change in monthly rates.

11. Service may be transferred to another Subscriber at the same location upon prior written concurrence of the Company. The new Subscriber to whom the Service is transferred will be subject to all tariff provisions and equipment configurations currently in effect for the present Subscriber.

This Agreement is effective when executed by the Subscriber and accepted by the Company, and is subject to and controlled by the provisions of the Company's lawfully filed tariffs, including any changes therein as may be made from time to time.

ADDRESS: 2740 East Oakland Park Boulevard, Suite 206 & 208______________________ _________Ft. Lauderdale, Florida 33306_________________________________________

SUBSCRIBER:  _____P.A.C.T. & Associates, Inc.___________________________________

BY: /s/ illegible_____________________________  TITLE: _______PRES._____________

                  BELLSOUTH TELECOMMUNICATIONS, INC.

ACCEPTED: __________FEB. 26________________, 1998_______________________________

BY: /s/ illegible____________________________ TITLE: ___AVP_____________________

                     CHANNEL SERVICES PAYMENT PLAN AGREEMENT


The undersigned customer (hereinafter "customer") requests BellSouth Telecommunications, Inc. (hereinafter "Telephone Company") to provide service as described below.

1. Service is provided pursuant to and in accordance with the BellSouth Companies Tariff No. 1, including the Channel Services Payment Plan
         (CSPP).

2.       The service type desired is (check one):

                           T1--hicap
                           Lowspeed DDAS 1
                           Highspeed DDAS 2
                           Voice Grade Service
                           Commercial Quality Video Service

3.       The CSPP payment plan and service period for this service are:
         Plan A for 36 months. Plan B for months. Plan C for months.

4. The earliest date on which this service can reasonably be made available to the customer is 04-16-98 (to be completed by the Telephone Company).

5.       The service date requested by the customer is ____04-16-98___.

6. The service period shall commence on the actual service date, i.e., the date the service is actually made available to the customer.

7. The application date is the date the Telephone Company receives a signed original of this Agreement and all correct information needed to start the ordering process, which shall evidence the customer's firm commitment for the service.

8. Rates and charges applicable to this Agreement are those in effect in accordance with the tariff on the:

                           Application Date (if the service date requested by the customer is earlier than or the same as the date in paragraph 5 above). Actual service date (if the service date requested by the customer is later than the date in paragraph 5 above).

Channel Services Payment Plan

9. The foregoing service is provided in accordance with the Telephone Company's lawfully filed tariffs, including any changes therein as may be made from time to time, except that the applicable rates and charges for the service described herein shall not be subject to any Telephone Company initiated rate changes.

BY: /s/ illegible                                             TITLE:  PRES.

SUBSCRIBER:   P.A.C.T. & ASSOCIATES

ADDRESS:      2740 E. OAKLAND PARK BLVD., FT. LAUDERDALE, FL

                       BELLSOUTH Telecommunications, Inc.

BY:

TITLE:

DATE ACCEPTED: